SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LogicVision, Inc.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LOGICVISION, INC.

101 METRO DRIVE, THIRD FLOOR

SAN JOSE, CALIFORNIA 95110

(408) 453-0146

April 2, 2004

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of LogicVision, Inc. that will be held on Thursday, May 13, 2004, at 9:00 a.m. at the Doubletree Hotel at 2050 Gateway Place, San Jose, California.

The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

After reading the Proxy Statement, please mark, date, sign and return, at your earliest convenience, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, SUBMIT YOUR PROXY VIA THE INTERNET OR TELEPHONE, OR ATTEND THE ANNUAL MEETING IN PERSON. Your vote is important, so please return your proxy promptly.

A copy of our 2003 Annual Report to Stockholders is also enclosed.

The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

Vinod K. Agarwal

Chairman of the Board

LOGICVISION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 13, 2004

To the Stockholders of LogicVision, Inc.:

The Annual Meeting of Stockholders of LogicVision, Inc., a Delaware corporation (the “Company”), will be held at the Doubletree Hotel at 2050 Gateway Place, San Jose, California on Thursday, May 13, 2004, at 9:00 a.m. Pacific Daylight Time, for the following purposes:

1.	To elect directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors; and

3.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

Stockholders of record as of the close of business on March 25, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary’s office, 101 Metro Drive, Third Floor, San Jose, California, for ten days before the meeting.

It is important that your shares are represented at the meeting. Even if you plan to attend the meeting, we hope that you will promptly mark, sign, date and return the enclosed proxy or submit your proxy via the Internet or telephone. This will not limit your right to attend or vote at the meeting.

By Order of the Board of Directors

Vinod K. Agarwal

Secretary

April 2, 2004

LOGICVISION, INC.

101 METRO DRIVE, THIRD FLOOR

SAN JOSE, CALIFORNIA 95110

(408) 453-0146

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of LogicVision, Inc., a Delaware corporation (the “Company”), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Doubletree Hotel at 2050 Gateway Place, San Jose, California, on Thursday, May 13, 2004, at 9:00 a.m. Pacific Daylight Time, and any postponement or adjournment thereof (the “Annual Meeting”).

Who Can Vote

Stockholders of record at the close of business on March 25, 2004 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 15,981,086 shares of common stock, $0.0001 par value (the “Common Stock”), outstanding. The presence in person or by proxy of the holders of a majority of the Company’s outstanding Common Stock constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

How You Can Vote

You may vote your shares at the Annual Meeting either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person. The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder on the proxy card, the shares will be voted accordingly. If you return your proxy, but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the five nominees for director listed in this Proxy Statement and FOR the ratification of the appointment of the Company’s independent auditors.

Registered stockholders can simplify their voting and save the Company additional expense by calling (800) 435-6710 or voting via the Internet at http://www.eproxy.com/LGVN. Telephone and Internet voting information is provided on the proxy card if these options are available to you. Votes submitted via the Internet or by telephone must be received by 11:00 p.m., Eastern Daylight Time, on May 12, 2004. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

Revocation of Proxies

Stockholders can revoke their proxies at any time before they are exercised in any of three ways:

•	by voting in person at the Annual Meeting;

•	by submitting written notice of revocation to the Secretary of the Company prior to the Annual Meeting; or

•	by submitting another proxy of a later date that is properly executed.

Required Vote

Directors are elected by a plurality vote. The five nominees for director who receive the most votes cast in their favor will be elected to serve as directors. The other proposal submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions with respect to any proposal are treated as shares present or represented and entitled to vote on that proposal and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a particular proposal as to such shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to a particular proposal, these non-voted shares will be counted for quorum purposes but are not deemed to be present or represented for purposes of determining whether stockholder approval of that proposal has been obtained.

This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 2, 2004.

IMPORTANT

Please mark, sign and date the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope, or submit your proxy via the Internet or telephone, so that, whether you intend to be present at the Annual Meeting or not, your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors proposes the election of five directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Company’s Bylaws provide that the Company shall not have less than five nor more than nine directors, with the exact number of directors to be determined by the Board of Directors. There are currently six members of the Company’s Board of Directors. One of the current directors, Navindra Jain, will retire from the Board of Directors effective at the time of the Annual Meeting, at which time the number of authorized directors will be fixed at five. The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has designated, the five nominees listed below. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, an event not currently anticipated, proxies will be voted for any nominee designated by the Board of Directors, taking into account any recommendations by the Nominating and Corporate Governance Committee, to fill the vacancy.

Biographical information concerning each of the nominees is set forth below.

Name	Served as Director Since	Age	Principal Business Experience for the Past Five Years
Vinod K. Agarwal, Ph.D.	1992	51	Dr. Agarwal founded LogicVision in 1992 and has served as the Chairman of the Board of Directors since December 2003, prior to which Dr. Agarwal had served as our President and Chief Executive Officer since 1992. Prior to founding LogicVision, Dr. Agarwal was the Nortel/NSERC Industrial Research Chair Professor at McGill University in Montreal and served as a consultant to Nortel Networks Corporation, Hitachi, Ltd. and Eastman Kodak Company for developing their design-for-test/embedded test environment. In 1992, Dr. Agarwal was elected to be a Fellow of The Institute of Electrical and Electronics Engineers, Inc., or IEEE, for his contributions to built-in self-test and fault-tolerant computing. Dr. Agarwal is a co-inventor of several US patents on embedded test technology. He holds a BE in Electronics from Birla Institute of Technology and Science, Pilani, India, an MS in Electrical Engineering from University of Pittsburgh and a PhD in Electrical Engineering from Johns Hopkins University.

Richard C. Black	1994	35	Mr. Black is a Vice President with Helix Investments (Canada) Inc. and has been with Helix since May 1991. Mr. Black was Managing Partner of RBC Capital Partners from February 2001 until September 2003. Mr. Black also serves on the board of directors of numerous private companies and on the advisory boards of Tech Capital Partners and the Longitude Fund LP. Mr. Black holds an HBA from the School of Business at the University of Western Ontario.

D. James Guzy	1999	68	Mr. Guzy has served on the board of directors of Intel Corporation since 1969 and as Chairman of the Arbor Company, a limited partnership engaged in the electronics and computer industry, since 1969. Mr. Guzy also serves on the board of directors of Cirrus Logic, Inc., Micro Component Technology, Inc., Novellus Systems, Inc., Davis Selected Group of Mutual Funds, Alliance Capital Management Technology Fund and PLX Technology. Mr. Guzy holds a BS from the University of Minnesota and an MS from Stanford University.

Name	Served as Director Since	Age	Principal Business Experience for the Past Five Years
James T. Healy	2003	63	Mr. Healy has served as our President and Chief Executive Officer since December 2003. From July 2002 to November 2003, Mr. Healy was President of Spirox USA and Executive Vice President of Business Development and Strategic Marketing, for Spirox Corporation, a provider of semiconductor manufacturing equipment and software. From April 2000 to June 2002, Mr. Healy was President of ASAT, Inc., a provider of semiconductor design, assembly and test services. From December 1999 to March 2000, Mr. Healy served as an independent consultant to software companies and from May 1998 to November 1999, Mr. Healy was Executive Vice President, Sales & Marketing at FormFactor, Inc., a manufacturer of advanced semiconductor wafer probe cards. He holds a BS in Business and an MS in Psychology from California State University, Hayward.

Richard C. Yonker	2003	56	Mr. Yonker has been the Chief Financial Officer of Bermai, Inc., a wireless chipset company, since December 2003. From February 2003 to November 2003 he was a consultant. Mr. Yonker served as Chief Financial Officer of Agility Communications, Inc., an optical networking component company, from November 2000 to January 2003. From March 2000 to October 2000, Mr. Yonker was Vice President and Chief Financial Officer of MMC Networks, Inc., a semiconductor company acquired by Applied Micro Circuits Corporation in October 2000. Mr. Yonker was Vice President and Chief Financial Officer of the TesseracT Group, Inc., an integrated education management organization, from April 1999 to February 2000. From October 1996 to April 1999, Mr. Yonker was Vice President, Chief Financial Officer and Director of InteSys Technologies, Inc., a privately owned contract manufacturing company. Mr. Yonker holds an MA in Management (Finance) from MIT, and a BS in Industrial Engineering from General Motors Institute.

The Board of Directors recommends a vote “FOR” election as director of the nominees set forth above.

Board Meetings and Committees

The Board of Directors held six meetings during the year ended December 31, 2003. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors serve. In 2003, four of the five directors then serving on the Board attended the annual meeting.

The Board of Directors has appointed a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and SEC rules. The Board has approved a charter for each of these committees that can be found on the Company’s website at http://www.logicvision.com/lv_corporate-governance.htm.

Compensation Committee

Number of Members:	Two

Members:	Mr. Black (Chairman) Mr. Jain

Number of Meetings:	12

Functions:	The Compensation Committee’s primary functions are to assist the Board in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations to the Board with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review, and make recommendations for approval by the independent members of the Board regarding, the compensation for the Chief Executive Officer and other executive officers of the Company, establish and modify the terms and conditions of employment of the Chief Executive Officer and other executive officers of the Company, administer the Company’s stock plans and other compensation plans.

Audit Committee

Number of Members:	Three

Members:	Mr. Black Mr. Guzy Mr. Yonker (Chairman)

Number of Meetings:	Six

Functions:	The Audit Committee’s primary functions are to assist the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s financial statements, system of internal controls, and auditing, accounting and financial reporting processes. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company’s independent auditors; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent auditors’ relationship with the Company; and meet with the independent auditors and management to discuss and review the Company’s financial statements, internal controls, and auditing, accounting and financial reporting processes.

Nominating and Corporate Governance Committee

Number of Members	Three

Members:	Mr. Black Mr. Jain (Chairman) Mr. Yonker

Number of Meetings:	The Committee was established in 2003 as the Nominating Committee, and its name was changed to Nominating and Corporate Governance Committee in March 2004. The Committee has communicated informally and acted by written consent.

Functions:	The Nominating and Corporate Governance Committee’s primary functions are to identify qualified individuals to become members of the Board of Directors and determine the composition of the Board and its committees. Other specific duties and responsibilities are to recommend nominees to fill vacancies on the Board, investigate suggestions for candidates for membership on the Board, and monitor compliance with Board and Board committee membership criteria.

Director Nominations

The Board of Directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board of Directors for nomination or election.

The Board of Directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen, and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to the Company and the Board, high personal and professional ethics, and the willingness and ability to devote sufficient time to effectively carry out his or her duties as a director. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of the Company’s management to participate as members of the Board.

Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the Director, or a vacancy is created on the Board as a result of a resignation, an increase in the size of the board or other event, the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any executive search firm engaged by the Committee and by stockholders. A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Committee in writing with any supporting material the stockholder considers appropriate.

In addition, the Company’s Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at the Company’s Annual Meeting of Stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of the Company’s Bylaws. To be timely, the Company’s Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, the Company’s Bylaws and must be addressed to: Secretary, LogicVision, Inc., 101 Metro Drive, Third Floor, San Jose, California 95110. You can obtain a copy of the Company’s Bylaws by writing to the Secretary at this address.

Stockholder Communications with the Board of Directors

If you wish to communicate with the Board of Directors, you may send your communication in writing to: Assistant Secretary, LogicVision, Inc., 101 Metro Drive, Third Floor, San Jose, California 95110. You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. The Assistant Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the Board based on the subject matter.

Compensation of Directors

Our non-employee directors each receive a cash retainer of $10,000 per year, payable in equal quarterly installments. The Chair of the Audit Committee receives an additional cash retainer of $5,000 per year, payable in equal quarterly installments, and the Chairs of the other Committees of the Board of Directors receive an additional cash retainer of $2,000 per year, payable in equal quarterly installments. In addition, we reimburse directors for reasonable expenses in connection with attendance at meetings of the Board of Directors and committee meetings. Directors who are employees of the Company do not receive any cash compensation for their services as directors.

In addition to cash compensation for services as a member of the Board, under our 2000 Stock Incentive Plan, directors who are not employees also receive an initial grant of an option to purchase 20,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which vests in two equal annual installments on each of the first two anniversaries of the date of grant. On the first business day following each regular annual meeting of the Company’s stockholders after appointment or election to the Board, each non-employee director shall receive an option to purchase 10,000 shares of Common Stock at the fair market value of the Common Stock on the date of grant, which shall vest in full on the first anniversary of the date of grant. Each non-employee director who is not initially elected at a regular annual meeting of stockholders shall receive an option to purchase a pro rata portion of 10,000 shares based on the number of full months remaining from the date of election until the next regular annual meeting. Each non-employee director re-elected at the May 15, 2003 annual meeting received an option to purchase 12,500 shares on the first business day following his election.

Compensation Committee Interlocks and Insider Participation

Richard C. Black and Navindra Jain serve as members of the Compensation Committee. No interlocking relationship exists between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other entity, nor has any interlocking relationship existed in the past.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of March 25, 2004 as to shares of the Common Stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each of the Company’s current directors, (iii) each of the Company’s nominees for director, (iii) each of the Company’s executive officers named under “Executive Compensation—Summary Compensation Table,” and (iv) all directors and executive officers of the Company as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise noted below, the address of each beneficial owner is c/o LogicVision, Inc., 101 Metro Drive, Third Floor, San Jose, California 95110. The percentage of common stock beneficially owned is based on 15,981,086 shares outstanding as of March 25, 2004. In addition, shares issuable pursuant to options or warrants which may be exercised within 60 days of March 25, 2004 are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individuals. Thus, the number of shares considered to be outstanding for the purposes of this table may vary depending on the individual’s particular circumstances.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Right to Acquire Beneficial Ownership within 60 days of March 25, 2004	Total	Percentage of Common Stock Beneficially Owned
Directors, Nominees and Named Executive Officers:
Vinod K. Agarwal	384,374	732,500	1,116,874	6.68%
Richard C. Black (2)	17,750	27,750	45,500	*
D. James Guzy (3)	79,412	40,838	120,250	*
James T. Healy	—	18,750	18,750	*
Navindra Jain	766,941	27,750	794,691	4.96
Richard C. Yonker	—	20,000	20,000	*
Michael C. Howells (4)	130,000	90,500	220,500	1.37
Bruce M. Jaffe	2,259	37,500	39,759	*
Ronald H. Mabry	394	—	394	*
Mukesh J. Mowji	6,375	167,500	173,875	1.08
5% Stockholders:
Wasatch Advisors (5)	2,628,280	—	2,628,280	16.45
Helix (PEI) Inc. (6)	1,692,009	—	1,692,009	10.59
Zesiger Capital Group LLC (7)	1,386,600	—	1,386,600	8.68
RS Investment (8)	1,359,909	—	1,359,909	8.51
All Directors and Executive Officers as a group (11 persons)	1,387,505	1,163,088	2,550,593	14.88%

*	Less than 1%.
(1)	To the Company’s knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.
(2)	Includes 1,900 shares held by Mr. Black’s spouse. Mr. Richard C. Black is a director of the Company and an officer of Helix Investments (Canada) Inc. Mr. Black disclaims beneficial ownership of the Company’s shares held by Helix Investments (Canada) Inc. See note (6).
(3)	Includes 79,412 shares held by the Arbor Company and 20,588 shares subject to warrants held by the Arbor Company. Mr. Guzy is the Chairman of the Arbor Company.
(4)	Consists of shares held in a family trust, the voting and dispositive power for which Mr. Howells shares with his spouse.

(5)	According to an amended Schedule 13G dated January 9, 2004, Wasatch Advisors, Inc., is an investment adviser; the address of the principal office of Wasatch Advisors, Inc., is 150 Social Hall Avenue, Salt Lake City, UT 84111.
(6)	According to an amended Schedule 13G dated March 1, 2004, the shares are held in the name of Helix (PEI) Inc., a wholly owned subsidiary of Helix Investments (Canada) Inc. Helix (PEI) Inc. is incorporated in Canada, and its principal executive offices are located at 20 Great George St., Charlottetown, Prince Edward Island CIA 7L1. Mr. Richard C. Black is a director of the Company and an officer of Helix Investments (Canada) Inc. Mr. Black disclaims beneficial ownership of the Company’s shares held by Helix Investments (Canada) Inc.
(7)	According to an amended Schedule 13G dated February 12, 2004, Zesiger Capital Group LLC, a registered investment adviser, has sole voting power over 870,000 shares and sole dispositive power over 1,386,600 shares. Zesiger Capital Group LLC disclaims beneficial ownership of all shares held because such securities are held in discretionary accounts which Zesiger Capital Group LLC manages. The address of the principal office of Zesiger Capital Group LLC is 320 Park Avenue, 30th Floor, New York, New York 10022.
(8)	According to an amended Schedule 13G dated February 14, 2004, RS Investment Management Co. LLC is the General Partner of RS Investment Management, L.P., a registered investment adviser. RS Investment Management Co. LLC has shared voting and dispositive power over 1,359,909. RS Investment Management LP has shared voting and dispositive power over 1,349,209 shares. G. Randall Hecht is a control person of RS Investment Management Co. LLC and RS Investment Management, L.P. and has shared voting and dispositive power over 1,359,909 shares. The address of the principal office of RS Investment Management Co. LLC is 388 Market Street, Suite 200, San Francisco, CA 94111.

EXECUTIVE COMPENSATION

The following table summarizes compensation for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2003 for each person who served as Chief Executive Officer during 2003, and our four other most highly compensated executive officers as of December 31, 2003.

Summary Compensation Table

					Long-Term Compensation
		Annual Compensation			Securities Underlying Options
Name and Position	Year	Salary		Bonus
Vinod K. Agarwal (1) Chairman of the Board and Former Chief Executive Officer and President	2003 2002 2001	$240,000 240,203 240,000		$50,000 — 75,000	100,000 100,000 —

James T. Healy (2) President and Chief Executive Officer	2003	25,000		—	375,000

Michael C. Howells (3) Vice President of Strategic Technology	2003 2002 2001	190,000 190,203 189,136		50,000 — 28,000	40,000 30,000 —

Bruce M. Jaffe (4) Vice President of Finance and Chief Financial Officer	2003	152,550		30,000	150,000

Ronald H. Mabry (5) Vice President of Marketing and Business Development	2003	77,769		35,000	130,000

Mukesh J. Mowji Vice President of Sales	2003 2002 2001	274,623 256,710 278,116	(6) (6) (6)	— 25,000 —	50,000 20,000 50,000

(1)	Mr. Agarwal became Chairman of the Board in December 2003 upon the appointment of Mr. Healy as President and Chief Executive Officer.
(2)	Mr. Healy joined LogicVision in December 2003.
(3)	Mr. Howells served as Vice President of Engineering until the appointment of George Swan to that office in March 2004.
(4)	Mr. Jaffe joined LogicVision in April 2003.
(5)	Mr. Mabry joined LogicVision in July 2003.
(6)	Includes sales commissions.

Stock Options

The following tables set forth certain information with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table during the fiscal year ended December 31, 2003, and the number and value of the options held by each individual as of December 31, 2003. The exercise price is equal to 100% of the fair market value of our Common Stock on the date of grant. The options have a term of 10 years, subject to earlier termination in certain events related to termination of employment.

Option Grants in 2003

	Individual Grants
Name	Number of Securities Underlying Options		Percent of Total Options Granted to Employees in	Exercise	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)
	Granted		Fiscal Year	Price	Date	5%	10%
Vinod K. Agarwal (2)	100,000		6.2%	$1.97	4/21/13	$123,892	$313,967
James T. Healy	25,000 350,000	(3) (4)	1.6 21.7	3.00 4.50	6/6/13 12/1/13	47,167 990,509	119,531 2,510,144
Michael C. Howells (2)	40,000		2.5	1.97	4/21/13	49,557	125,587
Bruce M. Jaffe (5)	150,000		9.3	1.72	4/7/13	162,255	411,186
Ronald H. Mabry (6)	130,000		8.1	3.25	8/1/13	265,708	673,356
Mukesh J. Mowji (2)	50,000		3.1	1.97	4/21/13	61,946	156,984

(1)	The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved.
(2)	The option vests ratably every six months beginning October 21, 2003 and ending April 21, 2007.
(3)	The option vests every three months in four equal installments beginning September 1, 2003 and ending June 1, 2004.
(4)	The option vests as to 87,500 shares on December 1, 2004, and the remainder vests ratably every six months beginning June 1, 2005 and ending December 1, 2007.
(5)	The option vests as to 37,500 shares on April 1, 2004, and the remainder vests ratably every six months beginning October 1, 2004 and ending on April 1, 2007.
(6)	The option vests as 32,500 shares on July 28, 2004, and the remainder vests ratably every six months beginning January 28, 2005 and ending July 28, 2007.

Aggregate Option Exercises in Last Fiscal Year and 2003 Year End Option Values

Name	Shares Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options at December 31, 2003 (#)		Value of Unexercised In-the-Money Options at December 31, 2003 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Vinod K. Agarwal	—	—	692,500	232,500	$2,112,625	$358,375
James T. Healy	—	—	12,500	362,500	18,750	18,750
Michael C. Howells	—	—	125,687	64,313	204,418	91,532
Bruce M. Jaffe	—	—	—	150,000	—	417,000
Ronald H. Mabry	—	—	—	130,000	—	162,500
Mukesh J. Mowji	—	—	139,750	74,250	132,613	126,888

(1)	Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.
(2)	Calculated on the basis of the fair market value of the underlying securities at December 31, 2003 ($4.50 per share) minus the exercise price.

Employment Contracts, and Termination of Employment and Change-in-Control Arrangements

In 2003, the Compensation Committee recommended, and the Board of Directors approved, the amendment of the outstanding stock option agreements then in effect and the form of stock option agreement used under the Company’s 2000 Stock Incentive Plan to provide for acceleration of vesting in full in certain circumstances following a change in control of the Company. Because the amendment applied to all outstanding stock option agreements and the form of stock option agreement, the provision regarding acceleration of vesting applies to options that are held by, or may be issued to, those individuals named in the summary compensation table.

REPORT OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Compensation Committee is comprised of two non-employee directors. The Compensation Committee is responsible for developing and monitoring compensation arrangements for the executive officers of the Company, administering the Company’s stock option plans and other compensation plans and performing other activities and functions related to executive compensation as may be assigned from time to time by the Board of Directors.

Compensation Philosophy and Objectives

The Compensation Committee believes that compensation of the Company’s executive officers should encourage creation of stockholder value and achievement of strategic corporate objectives. It is the Compensation Committee’s philosophy to align the interests of the Company’s stockholders and management by integrating compensation with the Company’s annual and long-term corporate and financial objectives. In order to attract and retain the most qualified personnel, the Company intends to offer a total compensation package competitive with companies in the semiconductor test and design industries, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. The components of executive officer compensation consist of base salary, bonus and stock options, which are discussed separately below.

The Company generally intends to qualify executive compensation for deductibility without limitation under section 162(m) of the Internal Revenue Code. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation (other than certain exempt performance-based compensation) is limited to no more than $1 million per year. The Company does not expect that the non-exempt compensation to be paid to any of its executive officers for fiscal 2004 as calculated for purposes of section 162(m) will exceed the $1 million limit.

Executive Officer Base Salary

The Compensation Committee reviews salaries recommended by the Chief Executive Officer for executive officers other than the Chief Executive Officer and the Chairman. The Compensation Committee sets the salary level of each executive officer on a case by case basis, taking into account the individual’s level of responsibilities and performance. The Compensation Committee also considers market information and the base salaries and other incentives paid to executive officers of other similarly sized companies within its industry. The Chief Executive Officer is involved in final decisions on base salary adjustments for executives other than the Chief Executive Officer.

Executive Officer Bonuses

The Compensation Committee believes that a portion of executive officer compensation should be contingent upon the Company’s performance and an individual’s contribution to the Company’s success in meeting corporate and financial objectives. Bonuses paid for fiscal 2003 were determined on a case by case basis. The Compensation Committee evaluated each executive officer individually to determine the bonus for the fiscal year, which was based on individual and corporate performance criteria, taking into account economic and industry conditions. The Compensation Committee recommended the executive bonuses to the Board of Directors, and they were approved by the independent members of the Board.

Stock Option Grants

The Compensation Committee administers the Company’s 2000 Stock Incentive Plan for executive officers, employees, consultants and outside directors, under which it grants options to purchase the Company’s Common Stock with an exercise price equal to the fair market value of a share of the Common Stock on the date of grant.

The Compensation Committee believes that providing executive officers who have responsibility for the management and growth of the Company with an opportunity to increase their ownership of Company stock aligns the interests of the Company’s executive officers with those of its stockholders. Accordingly, the Compensation Committee when reviewing executive officer compensation also considers stock option grants as appropriate. At its discretion, from time to time the Compensation Committee may also grant options based on individual and corporate achievements. The Compensation Committee determines the number of shares underlying each stock option grant based upon the executive officer’s and the Company’s performance, the executive officer’s role and responsibilities within the Company, the executive officer’s base salary and comparison with comparable awards to individuals in similar positions in the industry.

In addition, the Company’s employees generally are able to participate in the Company’s 2000 Employee Stock Purchase Plan. Under the Employee Stock Purchase Plan, each executive officer may purchase up to 2,500 shares of our Common Stock in a six month period at a discount to the market price. The number of shares that may be purchased by each participant is limited by applicable tax laws. Mr. Agarwal, as an owner of more than 5% of the Company’s outstanding shares of common stock, does not participate in the Employee Stock Purchase Plan.

Chief Executive Officer Compensation

The Compensation Committee determines the compensation of the Chief Executive Officer using the same criteria as for the other executive officers. Vinod K. Agarwal served as the Company’s Chief Executive Officer until December 2003 when he became Chairman of the Board of Directors. In fiscal 2003, Mr. Agarwal’s salary was $240,000. In January 2004, the Compensation Committee recommended, and the independent members of the Board of Directors approved, a bonus of $50,000 for Mr. Agarwal’s service in fiscal 2003. In April 2003, Mr. Agarwal was awarded an option to purchase 100,000 shares of Common Stock. The option vests ratably every six months beginning October 21, 2003 and ending April 21, 2007.

James T. Healy has served as the Company’s Chief Executive Officer since December 2003. Mr. Healy’s annual base salary is $300,000with an annual target bonus of $100,000 and a monthly car allowance of $1,000, based on meeting performance criteria. When Mr. Healy joined the Company, the Compensation Committee granted him an option, exercisable at the fair market value on the date of grant, to purchase 350,000 shares of the Company’s Common Stock. The option vests over a four-year period, with 25% vesting on December 1, 2004 and the remainder vesting in equal installments every six months thereafter. In determining the size of Mr. Healy’s grant, the Compensation Committee considered the grants given to other newly hired chief executive officers in the Company’s industry, taking into account relative company size, performance, geographic location and responsibilities.

Compensation Committee

Richard C. Black

Navindra Jain

STOCK PRICE PERFORMANCE GRAPH

The following graph shows the cumulative total stockholder return (change in stock price plus reinvested dividends) assuming the investment of $100 on October 31, 2001 (the day of the Company’s initial public offering) in each of the Company’s Common Stock, the S&P 500 Index and the S&P Information Technology Index. The comparisons in the table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of the Company’s Common Stock

	10/31/01	12/31/01	12/31/02	12/31/03
LogicVision	$100.00	$141.67	$23.89	$50.00
S&P 500	100.00	108.61	84.61	108.88
S&P Information Technology	100.00	114.80	71.85	105.78

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee operates under a written charter adopted by the Board of Directors and the Audit Committee on August 3, 2000 and amended on January 22, 2004. A copy of the Audit Committee Charter is attached as Appendix A to this Proxy Statement. The members of the Audit Committee are Richard C. Black, D. James Guzy and Richard C. Yonker, each of whom meets the independence standards established by The Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the 2003 Annual Report on Form 10-K with the Company’s management and its independent auditors. The Audit Committee met privately with the independent auditors and discussed issues deemed significant by the independent auditors, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with the Audit Committees) and discussed with the independent auditors their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Audit Committee

Richard C. Black

D. James Guzy

Richard C. Yonker

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Indebtedness of Management

In August 1996, we loaned Michael Howells, our current Vice President Strategic Technology, $75,000 in connection with his relocation to San Jose. Although the loan bore simple interest at the rate of 8.0% per year, we had agreed to forego interest on this loan for five years and to reimburse Mr. Howells for taxes on such foregone interest. On June 19, 2001, Mr. Howells entered into a 10-year interest amortization schedule at 8.0% per year, with the initial payment due June 20, 2002. The loan is secured by 50,000 shares of our common stock. In 2003, the largest aggregate amount outstanding under the loan was $72,825, including principal and accrued interest. As of March 31, 2004, the aggregate principal amount outstanding under the loan was $60,000 and the accrued interest was $3,720.

PROPOSAL 2

RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2004. PricewaterhouseCoopers LLP has audited the Company’s financial statements since the Company’s inception in 1992. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of the Company’s independent auditors is not required by the Company’s Bylaws or otherwise, the Company is submitting the selection of PricewaterhouseCoopers LLP to its stockholders for ratification to permit stockholders to participate in this important corporate decision.

Principal Accountant Fees and Services

The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of LogicVision’s annual financial statements for 2003 and 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP.

	Year Ended December 31,
	2003	2002
	(in thousands)
Audit Fees	$160	$147
Audit-Related Fees (1)	—	9
Tax Fees (2)	125	95
All Other Fees (3)	1	1

Total	$286	$252

(1)	Audit-Related Fees in 2002 consisted of fees paid for due diligence services in connection with a proposed acquisition.
(2)	Tax Fees consisted of fees for domestic tax compliance, international tax planning services and advice as well as fees for international tax compliance.
(3)	All Other Fees consisted of an annual subscription for online service.

Pre-Approval Policies and Procedures

It is the Company’s policy that all audit and non-audit services to be performed by LogicVision’s principal auditors be approved in advance by the Audit Committee.

Required Vote

Ratification will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. In the event ratification is not obtained, the Audit Committee will review its future selection of the Company’s independent auditors but will not be required to select different independent auditors for the Company.

The Board of Directors recommends a vote “FOR” ratification of PricewaterhouseCoopers LLP as the Company’s independent auditors.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2005 Annual Meeting must be received by the Secretary of the Company no later than December 3, 2004 in order that they may be included in the Company’s proxy statement and form of proxy relating to that meeting.

A stockholder proposal not included in the Company’s proxy statement for the 2005 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company and otherwise complies with the provisions of the Company’s Bylaws. To be timely, the Bylaws provide that the Company must have received the stockholder’s notice not less than 60 days nor more than 90 days prior to the scheduled date of the meeting. However, if notice or prior public disclosure of the date of the annual meeting is given or made to stockholders less than 75 days prior to the meeting date, the Company must receive the stockholder’s notice by the earlier of (i) the close of business on the 15th day after the earlier of the day the Company mailed notice of the annual meeting date or provided public disclosure of the meeting date and (ii) two days prior to the scheduled date of the annual meeting.

OTHER MATTERS

The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

PAYMENT OF COSTS

The expense of printing, mailing proxy materials and solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers and any persons holding more than 10% of the Company’s Common Stock are required to report their initial ownership of the Company’s Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. To the Company’s knowledge, based solely on a review of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with, except that Mr. Healy’s Form 4, to report the grant of stock options upon his employment, was filed late because of a delay in the receipt of Mr. Healy’s Edgar codes from the filer support division of the Securities and Exchange Commission.

Whether or not you intend to be present at the Annual Meeting, we urge you to return your signed proxy promptly.

By order of the Board of Directors

April 2, 2004	Vinod K. Agarwal Secretary

The Company’s 2003 Annual Report on Form 10-K has been mailed with this Proxy Statement. The Company will provide copies of exhibits to the Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting Stockholder. Any such request should be addressed to the Company at 101 Metro Drive, Third Floor, San Jose, CA 95110, Attention: Investor Relations Department. The request must include a representation by the stockholder that as of March 25, 2004, the stockholder was entitled to vote at the Annual Meeting.

Appendix A

LOGICVISION, INC.

AUDIT COMMITTEE CHARTER

(as amended as of January 22, 2004)

Purpose

The purpose of the Audit Committee is to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities relating to the Corporation’s (1) financial statements and auditing, accounting and related reporting processes and (2) systems of internal controls regarding finance, accounting, financial reporting, and business practices and conduct established by management and the Board.

Membership and Procedures

Membership and Appointment.    The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. The members of the Committee shall be appointed and replaced from time to time by the Board.

Independence and Qualifications.    Each member of the Committee shall meet the independence and experience requirements of the applicable provisions of federal law and the rules and regulations promulgated thereunder and the applicable rules of The Nasdaq Stock Market.

Resources.    The Committee shall have the authority to retain, at the Company’s expense, special legal, accounting or other consultants to advise the Committee and to authorize or conduct investigations into any matters within the scope of its responsibilities. The Committee shall have sole authority to approve related fees and retention terms. The Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee, and shall have full access to all books, records, facilities and personnel of the Corporation in connection with the discharge of its responsibilities.

Evaluation.    The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board.

Duties and Responsibilities

The following shall be the common recurring activities and responsibilities of the Committee in carrying out its oversight functions. These activities and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law, regulation or listing standard:

Documents/Reports Review

•	Review and discuss the Corporation’s annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation’s disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Corporation’s reports filed with the Securities and Exchange Commission and, with respect to the annual financial statements, the appropriateness and quality of accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Corporation’s financial statements.

•	Review and discuss with management and the independent auditors the Corporation’s earnings press releases before they are issued, and discuss generally with management the nature of any additional financial information or earnings guidance to be provided publicly and/or to ratings agencies.

•	Review and discuss with management and the independent auditors the matters required to be discussed by Statement on Auditing Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, relating to the conduct of the audit, other significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s financial statements, and any other matters communicated to the Committee by the independent auditors.

•	Review with management and such outside professionals as the Committee considers appropriate important trends and developments in financial reporting practices and requirements and their effect on the Corporation’s financial statements.

•	Based on its review and discussions with management and the independent auditors, recommend to the Board whether the Corporation’s audited financial statements should be included in the Corporation’s Annual Report on Form 10-K.

•	Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

Accounting	and Financial Controls Framework

•	Review major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors or management.

•	Review and discuss with management and the independent auditors the adequacy and effectiveness of the Corporation’s internal controls (including any significant deficiencies, material weaknesses and significant changes in internal controls reported to the Committee by management and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls) and the effectiveness of the Corporation’s disclosure controls and procedures.

•	Review with the independent auditors any management letter provided by the independent auditors and the Corporation’s responses to that letter.

•	Review and discuss with management and the independent auditors (i) any material financial or non-financial arrangements that do not appear on the Corporation’s financial statements, (ii) any transactions or courses of dealing with parties related to the Corporation that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and that are relevant to an understanding of the Corporation’s financial statements, and (iii) material financial risks that are designated as such by management or the independent auditors.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and the confidential, anonymous submission by the Corporation’s employees of concerns regarding accounting or auditing matters.

Independent Auditors

•	Be directly responsible for the appointment, removal, compensation and oversight of the work of the independent auditors (including the resolution of disagreements between the Corporation’s management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, with the independent auditors reporting directly to the Committee.

•	Have the sole authority to review in advance, and grant any appropriate pre-approvals of all auditing services to be provided by the independent auditors and all permitted non-audit services (including the fees and other terms of engagement), and, if desired, establish policies and procedures for review and pre-approval by the Committee of such services.

•	Obtain, review and discuss with the independent auditors at least annually a report by the independent auditors describing (i) the independent auditors’ internal quality-control procedures, and (ii) any material issues raised by the most recent internal quality control review or peer review of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and the steps taken to deal with those issues.

•	Review the report by the independent auditors, which is required by Section 10A of the Securities Exchange Act of 1934, concerning: (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within GAAP that have been discussed with management officials, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and (iii) any other material written communications between the independent auditors and the Corporation’s management.

•	Review and discuss with the independent auditors, on an annual basis, all relationships the independent auditors have with the Corporation in order to evaluate the independent auditors’ continued independence, and receive from the independent auditors on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) regarding the auditors’ independence.

•	Meet with the independent auditors prior to the audit for each fiscal year to review the planning, staffing and scope of the audit.

•	Establish guidelines for the hiring of employees and former employees of the independent auditors.

Clarification of Audit Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, the Committee’s role is one of oversight. It is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

P R

PROXY

LOGICVISION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby authorizes VINOD K. AGARWAL or JAMES T. HEALY, as Proxies with full power in each to act without the other and with the power of substitution in each, to represent and to vote all the shares of stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of LogicVision, Inc. (the “Company”) to be held at the Doubletree Hotel at 2050 Gateway Place, San Jose, California on May 13, 2004 at 9:00 a.m., or at any postponement or adjournment thereof, and instructs said Proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have the authority to vote FOR the election of directors, FOR Proposal 2, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting.

O	SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

X Y	Address Change/Comments (Mark the corresponding box on the reverse side)

...

é    FOLD AND DETACH HERE    é

The Board of Directors recommends a vote FOR the election of directors and FOR Proposal 2.	Please Mark Here	☐
for Address
Change or
Comments
SEE REVERSE SIDE

1.	To elect (01) Vinod K. Agarwal, (02) Richard C. Black, (03) D. James Guzy, (04) James T. Healy and (05) Richard C. Yonker as directors of the Company to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

FOR ALL NOMINEES	WITHHELD FOR ALL NOMINEES	(Instruction: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below):
☐	☐

For all nominees except as noted above

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors.	3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

FOR	AGAINST	ABSTAIN
☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” the election of directors and “FOR” Proposal 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature	Signature	Date

Please sign where indicated above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in full partnership name by an authorized person.

...

é    FOLD AND DETACH HERE    é

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time on May 12, 2004.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/lgvn Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement

on the internet at www.eproxy.com/lgvn